ADMA Biologics

Groundbreaking Immunotechnology, One Connection at a Time

June 2017

Nasdaq: ADMA

FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements", pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about ADMA Biologics, Inc. ("we", "our" or the "Company"), including, without limitation, statements that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "target," "anticipate," "plan," "planning," "expect," "believe," "will," "is likely", "will likely," "should," "could," "would," "may" or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements also include, without limitation, the anticipated benefits and synergies of our transaction with Biotest Pharmaceuticals Corporation, the anticipated future combined businesses, operations, products and services, and liquidity, debt repayment and capital resulting from such transaction, our plans and timing to develop, market , launch and independently build our own commercial infrastructure and commercialize RI-002 and the success of such efforts, the timing and ability to conduct further testing of RI-002 in humans if needed, the expected timing of, and our ability to, obtain and maintain regulatory approvals of RI-002 or any of our other product candidates, and the labeling or nature of any such approvals, the timeframe within which we may receive approval from the U.S. Food and Drug Administration ("FDA"), if at all, of our Biologics License Application ("BLA") for RI-002, our ability to address the outstanding issues in the FDA's Complete Response Letter ("CRL"), our current dependence upon one manufacturer for RI-002 and the effect any adverse events on such manufacturer could have on us or our business, our ability to generate revenue, if any, from the potential commercialization of RI-002, if approved by the FDA, the expected timing, progress and results of the clinical development, trials and regulatory approvals, our plans to increase our supplies of plasma, the potential indications for our product candidates, our ability to expand our plasma center network, regulatory processes, interpretations of final data, possible characteristics of RI-002, acceptability of RI-002 for any purpose, by physicians, patients or payers, concurrence by the FDA with our conclusions and the satisfaction by us of its guidance, the likelihood and timing of FDA action with respect to any further filings by the Company, results of the clinical development, continuing demonstrations of safety, comparability of results of RI-002 to other comparably run Intravenous Immune Globulin ("IVIG") trials, improvements in clinical outcomes, the potential of RI-002 to provide meaningful clinical improvement for patients living with primary immunodeficiency ("PI"), as well as to offer clinicians with an option for their immune compromised patients, market data and incidence of infection, potential clinical trial initiations, potential investigational new product applications, BLAs, expansion plans, the achievement of clinical and regulatory milestones, our manufacturing capability, third-party contractor capabilities and strategy; our plans relating to manufacturing, supply and other collaborative agreements; our estimates regarding expenses, capital requirements and needs for additional financing; possible or likely reimbursement levels, if any, if and when RI-002 is approved for marketing; estimates regarding market size; projected growth and sales as well as our expectations of market acceptance of RI-002; commercialization efforts relating to our product candidates and the runway and limitation of our available cash and our ability to identify alternative sources of cash or the enforceability of our patent or its effectiveness in providing protection for any of our product candidates. Such forward-looking statements are also subject to many risks and uncertainties, including without limitation, risks as to whether final and secondary data will be accepted as encouraging, positive or will otherwise lead to an effective or approved product, whether we will be able to demonstrate efficacy or gain necessary approvals to market and commercialize any product, whether the FDA will accept our data, continue to recognize its previously reported guidance, grant a license, or approve RI-002 for marketing, whether we will meet or achieve any of our clinical, regulatory or other milestones, whether we will develop any new products or expand existing ones, whether we will receive FDA approval of any future plasma centers, whether there may be changes in regional and worldwide supply and demand for source plasma, whether we will be able to attract sufficient donors and operate our new facility effectively or profitably, whether we can sell our plasma in the marketplace at prices that will lead to adequate amounts of revenue, whether we will be able to sustain the listing of our common stock on the NASDAQ Capital Market, whether we will meet any timing targets we express, and other risks and uncertainties as identified below. Therefore, current and prospective security holders are cautioned that there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent to the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company, or any other person, that the objectives and plans of the Company will be achieved in any specified time frame, if at all. The forward-looking statements contained in this presentation represent the Company's estimates and assumptions only as of the date of this presentation, and the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations, except as required by applicable law or rules. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events, to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

WHO WE ARE

OUR MISSION

ADMA Biologics is a biopharmaceutical company committed to developing and manufacturing specialty plasma derived products for the immune-compromised and other patients at risk for infection.

It is our devotion to these underserved populations that fuels us, and our hands-on approach to production and development that sets us apart.

CORPORATE HIGHLIGHTS

COMPLETED STRATEGIC TRANSACTION

- Acquired certain assets, including FDA-approved plasma products and production facility responsible for the manufacture of our RI-002 product candidate from Biotest Pharmaceuticals Corporation
- Ability to control all aspects of RI-002 drug substance manufacturing, regulatory compliance and business operations
- Acquired two commercial products: BIVIGAM (IVIG) and Nabi-HB (Hep-B hyperimmune)
- Plasma fractionation and purification facility —~400,000L capacity
- Ability to expand pipeline products portfolio with significant cost savings expected

RI-002: LEAD PRODUCT CANDIDATE

- Novel IVIG, manufactured using a unique, patented plasma pool design
- Pivotal Phase III trial in PIDD met primary endpoint and secondary endpoints were achieved

INCREASED REVENUE OPPORTUNITIES FROM POST-TRANSACTION MULTI-FACETED PLATFORM

- Current commercial U.S. FDA licensed products
- ADMA BioCenters plasma collection subsidiary provides source plasma to 3rd parties
- Contract manufacturing and laboratory services agreements in place
- Intermediate paste sales

Multiple revenue sources, experienced executive leadership team, a single P&L

EXPERIENCED MANAGEMENT TEAM AND BOARD OF DIRECTORS

NAME	SELECTED CURRENT OF PAST AFFILIATIONS
Adam Grossman Founder, President, CEO & Director	MedImmune; GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; American Red Cross
Brian Lenz, CPA Chief Financial Officer	KPMG; BioNJ; CorMedix
James Mond, MD, PhD Chief Scientific Officer & Chief Medical Officer	National Institutes of Health; BIOSYNEXUS Incorporated
Steven Elms Chairman	AISLING CAPITAL; HAMBRECHT & QUIST
Dr. Jerrold Grossman Founder & Vice Chairman	GENESIS BPS; Genesis Bio-Pharmaceuticals, Inc.; nhs NATIONAL HOSPITAL SPECIALTIES; immuno; New York Blood Center
Lawrence Guiheen Director	Baxter; PPTA; KEDRION BIOPHARMA
Eric Richman Director	PharmAthene; MedImmune; HealthCare Ventures LLC
Dov Goldstein, MD Director	AISLING CAPITAL; HealthCare Ventures LLC; Vicuron
Bryant Fong Director	BIOMARK CAPITAL
Dr. Bernhard Ehmer Director	Biotest; ImClone Systems Incorporated; FRESENIUS

BLOOD & PLASMA COMPOSITION

Blood Contains: Plasma, Red Cells, White Cells and Platelets

Plasma Contains: Protein and Water

Plasma Proteins Contain Many Therapeutic Benefits

- IVIG is made from a key therapeutic protein in plasma: IgG
- IgG = naturally occurring polyclonal antibodies against bacteria, fungus and viruses
- Other therapeutic products made from plasma proteins include: albumin, coagulation factors, alpha-1, C-1 etc.

Composition of Blood



45%
RED & WHITE BLOOD CELLS AND PLATELETS
55%
PLASMA
90%
WATER
7%
PROTEIN
3%
OTHER
60%
ALBUMIN
15%
IgG
1%
FACTOR VIII
24%
OTHER

OVERVIEW OF BPC ASSET ACQUISITION

ADMA BIOLOGICS

Biotest Therapy Assets

Core assets acquired by ADMA from Biotest Pharmaceuticals Corporation (BPC):

- FDA-approved biologics plasma production fractionation facility responsible for RI-002 manufacturing
- FDA licensed products including Nabi-HB™ (Hepatitis B Immune Globulin, Human) and BIVIGAM™ (Immune Globulin Intravenous, Human)
- Contract manufacturing and services agreement for a third party's licensed hyperimmune globulin product
- Cash consideration to ADMA totaling up to $40 million from BPC
    - $12.5 million in cash upon closing
    - $15.0 million unsecured subordinated loan at a six (6%) percent per annum interest rate
    - Commitment to invest an additional $12.5 million in future equity financings of ADMA

Consideration to BPC:

- Fifty percent less one share of ADMA's capital stock
- Right to nominate one director for election and to designate one observer to ADMA's Board
- Ownership of ADMA's 2 wholly-owned plasma centers, effective January 1, 2019
- Maintain existing distribution rights granted for RI-002 in Europe, Near and Middle East and selected other territories, receive right of first offer for distribution of potential future ADMA

Transaction Closed June 6, 2017

Positive Effect on RI-002 Gross Margins

POST-TRANSACTION ADMA: INTEGRATED COMMERCIAL COMPANY

ADMA is one of a handful of vertically integrated plasma products and immune globulin manufacturers in U.S.

- Plasma collection centers
- ~400,000L annual peak capacity fractionation plant
- Full regulatory, quality and compliance control of all products
- Strong patent portfolio across hyperimmune IVIG landscape
- Experienced plasma products commercialization team
- Positive effect expected on RI-002 gross margins
- Acquired contractual agreement for manufacturing of immune globulin paste for a third party's licensed hyperimmune globulin
- Platform for developing additional hyperimmune and specialty IG products
- Additional potential contract manufacturing opportunities going forward to add another potential and meaningful source of revenue


DRUG MANUFACTURING COMMERCIAL & PIPELINE PRODUCTS
PLASMA COLLECTION
CONTRACT MANUFACTURING & TESTING
REVENUE INTEGRAATION PLATFORM

Building blocks to support manufacturing opportunities and meaningful sources of revenue

ADMA BIOLOGICS

Market Opportunities

Commercial Overview, RI-002 & Pipeline

GROWTH DRIVERS: PLASMA MARKET IS SIZEABLE

IMMUNE GLOBULIN (IG) is a pooled plasma product from healthy plasma donors, containing a range of polyclonal antibodies against common pathogens

IG IS USED TO TREAT A WIDE VARIETY OF DISORDERS	IG WIDELY MARKETED IN THE U.S.	IG UTILIZATION INCREASING DUE TO
• Primary immune deficiencies • Autoimmune diseases • Immune-compromised patients • Neuropathic diseases	7 companies are currently marketing IG, including CSL Behring, Grifols and Shire	• New research and data • New markets (emerging countries) • Aging population

~$6 Billion U.S. Immune Globulin (IG) Market



U.S. IG market (2009-15)
Billions of dollars
10
8
6
4
2
0
~$2.4
~$2.8
~$3.0
~$3.2
~$4.4
~$4.8
~$5.6
Projected 5-7% YOY Growth
2009 2010 2011 2012 2013 2014 2015
2027

Projected 5 to 7% year over year growth anticipated through 2027

Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis
Any market information for IVIG is not necessarily indicative of the expected market for RI-002, Bivigam or Nabi-HB

IG IS WIDELY USED AND REIMBURSED

FDA-Approved Uses*	Additional Reimbursed Evidence-Based Uses		
Primary immunodeficiency (PIDD)	Acquired red cell aplasia	Multiple myeloma	Rasmussen's syndrome
Multifocal motor neuropathy	Bone marrow transplantation	Myasthenia gravis	Renal transplant from liver donor
B-cell chronic lymphocytic leukemia	Dermatomyositis	Neonatal hemochromatosis	Solid organ transplantation
Immune thrombocytopenic purpura	Enteroviral meningoencephalitis	Parvovirus B19	Staphylococcal toxic shock
Kawasaki syndrome	Established bacterail sepsis	Pediatric HIV	Systemic lupus erythematosus
Chronic inflammatory demyelinating polyneuropathy	Multiple sclerosis	Post transfusion purpura	Toxic epidemal necrolysis

Payors appreciate and understand the proven and evidence based benefits of IG

* Not all uses approved for all IG products by FDA.
Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis

PIDD IS A SIGNIFICANT MARKET OPPORTUNITY FOR ADMA

ADMA BIOLOGICS

~250,000 PIDD PATIENTS in the U.S.

~50% are treated with IG

THE ADMA PORTFOLIO OF IG PRODUCTS can help treat two major subsets of the PIDD population

BIVIGAM® targets the general population of 250,000 PIDD patients

RI-002, if approved, could target the most at-risk and severely immune compromised population of PIDD patients (chart on right)

RI-002 Potential Target Population

Class	Est. Incidence (U.S.) Population	Target Population Numbers
Common Variable Immune Deficiency (CVID)	1 in 25,000 to 1 in 50,000 (7,000-14,000 patients)	2,000 to 5,000 patients
Severe Combined Immune Deficiency Syndrome (SCID)	New diagnoses of ~100 cases reported each year	500-1,000 patients on IVIG post transplant
Wiskott-Aldrich Syndrome (WAS)	4 in every 1,000,000 males has the disorder – sometimes not diagnosed until adulthood	600 patients on IVIG therapy
DiGeorge Syndrome (DGS)	1 in 4,000 births suffers from DGS (700-800 patients)	1,000 patients receive IVIG therapy
Ataxia Telangiectasia (AT)	1 in 40,000 to 1 in 100,000	3,000 to 8,000 patients
X-Linked Hyper IgM Deficiency (XHMD)	2 in every 1,000,000 males	350 patients receive IVIG therapy
X-Linked Agammagobulinanemia (XLA)	1 in 10,000 are diagnosed with XLA (35,000 patients)	3,500 patients are more susceptible to viral infections

The acquisition of BIVIGAM is expected to result in a 10X increase in potential market penetration opportunity in PIDD

Source: ADMA information, on file, AAAAI, FDA, Product prescribing information, United Healthcare, Aetna, L.E.K. Consulting research and analysis

ADMA IS THE VOICE OF THE PIDD PATIENT

Risk Factors for Infection in PIDD

- Type and severity of immune deficiency
- Age
- Impaired pulmonary function
  - Bronchiectasis
  - Asthma
  - History of respiratory infection/environmental conditions
  - Chronic lung disease



2013 IDF National PIDD Patient Treatment Survey

63% of respondents reported having asthma, 13% have COPD

46% of PIDD patients reported they suffer from chronic lung conditions

40% of PIDD patients report lung infections and other infections in the prior 12 months

~5% of PIDD patients reported being hospitalized in the prior 12 months due to lung impairments

One infection is one too many!
Each time a PIDD patient gets a serious infection, irreparable damage occurs

COMMERCIAL PRODUCTS: ESTABLISHED BRANDS IN AN EXPANDING IG MARKET

BIVIGAM™
(Immune Globulin Intravenous, Human)

FDA-Approved protection against serious infections

- Human intravenous immune globulin, 10% liquid
- Indicated for the treatment of patients with PIDD
- Contains a wide spectrum of polyclonal antibodies against endemic pathogens

Nabi-HB™
(Hepatitis B Immune Globulin, Human)

FDA-Approved to provide enhanced immunity against Hepatitis B

- Successfully used for over 14 years to protect against hepatitis B infection among newly exposed individuals
- Manufactured from plasma obtained from vaccinated donors with high titers of human antibodies to hepatitis B surface antigen, anti-HBS

Immediate commercial product opportunity with established immunoglobulin brands

DISCOVER THE DIFFERENCE OF ADMA'S PATENTED IMMUNOTECHNOLOGY

SCREEN AND IDENTIFY HIGH-TITER DONORS

Hyperimmune donors with high-titer antibodies to select pathogens are identified







PROPRIETARY TESTING

A proprietary microneutralization assay quantitatively measures titer levels of neutralizing RSV antibodies

TAILORED COMPOSITIONS

Tailored plasma pools are derived from a unique blend of normal source plasma and high-titer antibody rich plasma



LEADING A NEW PARADIGM IN IMMUNOTECHNOLOGY: RI-002

RI-002

- Our lead product candidate, RI-002 is being developed for the treatment of PIDD
- Completed a pivotal Phase III clinical study with positive primary and secondary endpoint(s) data
- RI-002 is the basis for ADMA's patented methodology

The Donors Make The Difference

- RI-002 is manufactured using a plasma pool which is formed by using normal source plasma and plasma from donors tested to have high-titers to respiratory syncytial virus (RSV)
- We then use a process called fractionation, which purifies immune globulins (IgG)
- This blended plasma pool results in a final IVIG product containing naturally occurring polyclonal anti-pathogen antibodies

Our IP & Process Sets Us Apart

- We use our proprietary, patented RSV microneutralization assay to test for appropriate levels of neutralizing antibodies to RSV in the donor plasma and in the final drug product
- Patent is titled "Compositions and Methods for Treatment of Immunodeficiency"
- It expires in 2035

RI-002 demonstrated positive results and met it's primary endpoint in the pivotal Phase III study in patients with PIDD

ADMA PIPELINE

Potential Follow-On Indication Populations for RI-002

After initial FDA approval, ADMA may seek to expand the label for RI-002 to address these populations' unmet medical needs regarding RSV infection management

- HSCT/Bone Marrow Transplant
  - ~25,000 procedures/year performed in the U.S.
- Solid Organ Transplant (lung, heart, liver and multi-organ)
  - ~11,000 solid organ transplants/year (excluding kidney transplants) performed in the U.S.
- Cancer patients receiving chemotherapy
  - ~375,000 patients/year receive chemotherapy in the U.S. (winter months)

Potential Follow-On Products

By leveraging ADMA's IP, know-how and expertise, we may seek to expand our product portfolio with additional specialty IG products by building upon our core competency of identifying high-titer plasma donors and plasma products manufacturing expertise



We believe ADMA's IP + manufacturing capabilities establishes a platform for developing future specialty IG products targeting problematic pathogens

POST- CLOSING – ADMA PRODUCTS, PIPELINE AND ONGOING R&D

Product / Candidate	R&D Activity / Other Information	Pre-clinical	Phase I	Phase II	Phase III	BLA Submitted	Marketed/ Phase IV
BIVIGAM® Human, Immunoglobulin intravenous	Pediatric Indication Manufacturing Optimization						
Nabi-HB™ Hepatitis B, Hyperimmune Globulin	IM formulation						
Nabi-HB™ Hepatitis B, Hyperimmune Globulin	IV indication						
RI-002 Human, Immunoglobulin intravenous	IG prepared from donors tested for high titers against RSV						
Civacir® Hepatitis C, Hyperimmune Globulin	IG prepared from donors who are Hepatitis C positive						
Pathogens of interest	Assay and specialty donor collection programs						

Regulatory Affairs Update

ADMA REGULATORY UPDATE

BLA Submitted and Accepted for Filing by FDA 3Q 2015

- Positive Phase III trial achieved primary endpoint
- Safety and efficacy data confirmed

CRL Received from FDA 3Q 2016

- CRL did not mention the need for any new trials or additional data
- Letter identified, among other things, certain third-party manufacturer inspection issues and vendor compliance issues

Working to address Boca Facility's outstanding '483

- Respond to RI-002 CRL
- Resume BiviGam supply
- Continue NABI HB supply and expand usage

ADMA, now controls all aspects of RI-002, BIVIGAM and NABI-HB drug substance manufacturing, compliance, regulatory affairs and business operations

WARNING LETTER REMEDIATION AND OTHER PLANNED COMPLIANCE ACTIVITIES

ADMA plans to institute an appropriate remediation plan for a complete Quality Management Systems overhaul of the Boca Raton, FL manufacturing operations

- Engage consultants with subject matter expertise to work side-by-side with ADMA staff to remediate specific Quality Systems
- Goal to be in a position to be inspection ready as soon as possible post-closing





Certain steps for remediation:

- Overhaul quality management system
- Address Bivigam™ production issues
- Manufacture conformance batches
- Submit FDA product filing for Bivigam™
- Pass FDA Inspection
- Refile BLA for RI-002

Building the foundation for cultural change and operational excellence

Milestones & Financial Highlights

MILESTONES

Completed

- Phase III study: Positive primary endpoint data announced
- Secondary endpoint results announced from Phase III clinical trial
- BLA submitted to FDA for RI-002, with positive Phase III data
- U.S. patent granted for compositions and methods for the treatment of immunodeficiency
- FDA approved 2nd ADMA BioCenter
- BLA filed for RI-002
- Completed acquisition of strategic assets from BPC

Future Objectives

- Initiation of new specialty plasma collection programs at ADMA BioCenters
- Submit BLA for 3rd plasma collection center
- Address Boca facility compliance issues
- Respond to CRL and Resubmit BLA for RI-002
- Resume supply of marketed products
- Obtain FDA approval for RI-002
- First commercial sales of RI-002
- Explore potential future indications for RI-002
- Explore potential using company IP, development of pipeline IG products

FINANCIAL INFORMATION

Financial Summary: 3/31/17 Results	
Cash, cash equivalents and short-term investments	$8.8M
Total assets	$17.6M
Total liabilities	$28.4M
Total stockholders' deficiency	($10.8M)
Revenue	$2.6M
Common shares outstanding	12.9M
Fully diluted shares outstanding	14.7M

Balance sheet impact of BPC transaction

- $12.5 million in cash upon closing
- $15.0 million unsecured subordinated loan at a six (6%) percent per annum interest rate, maturing in 5 years
- Commitment to invest an additional $12.5 million in future equity financings of ADMA

POST-TRANSACTION: SUBSTANTIAL REVENUE OPPORTUNTIES AND PRODUCT DEVELOPMENT PLATFORM

DRUG MANUFACTURING COMMERCIAL & PIPELINE PRODUCTS

- FDA LICENSED FACILITY
- PROCESS VALIDATION
- EXISTING COMMERCIAL PRODUCTS
- PIPELINE USING IMMUNOTECHNOLOGY IP

PLASMA COLLECTION

- VERTICAL INTEGRATION
- ABILITY TO SUPPLY A PORTION OF THE INTERNAL NEEDS AND SELL TO 3rd PARTIES
- NORMAL SOURCE & HYPERIMMUNE COLLECTION ABILITIES

CONTRACT MANUFACTURING & TESTING

- CURRENT CONTRACT FOR HYPERIMMUNE GLOBULIN
- MONOCLONAL FACILITY
- FULL QC LABORATORY

Multiple revenue sources, experienced executive leadership team, a single P&L